UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2014

MEDIENT STUDIOS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53835	41-2251802
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

131 Southern Boulevard, Savannah	31405
(Address of Principal Executive Offices)	(Zip Code)

(912) 298-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02    Unregistered Sales of Equity Securities.

On July 16, 2014, Medient Studios, Inc. (the “Company”) issued 26,315,789 shares of its common stock upon conversion of $10,000 in principal amount of a note issued by the Company on January 8, 2014, at a conversion price of $0.00038.

The issuance of the foregoing shares of its common stock by the Company was made upon exemption from the registration requirements of the Securities Act pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.  The parties receiving the shares are able to bear the investment’s economic risk, have access to the type of information normally provided in a prospectus for a registered securities offering, and have agreed not to resell or distribute the securities to the public.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDIENT STUDIOS, INC.

Date: July 18, 2014	By:	/s/ Jake Shapiro
Name: Jake Shapiro
Title: Chief Executive Officer